Exhibit 10.1
AMENDMENT TO THE THIRD AMENDED AND RESTATED
2012 EQUITY AND INCENTIVE AWARD PLAN

THIS AMENDMENT TO THE TILLY’S, INC. THIRD AMENDED AND RESTATED 2012 EQUITY AND INCENTIVE AWARD PLAN (this “Amendment”), effective as of February 26, 2026, is made and adopted by Tilly’s, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains the Tilly’s, Inc. Third Amended and Restated 2012 Equity and Incentive Award Plan (as amended from time to time, the “Plan”);
WHEREAS, pursuant to Section 14.1 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan at any time; and
WHEREAS, the Board has adopted this Amendment.
NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows, effective as of the date hereof:
1.Section 3.3 of the Plan is hereby amended and restated in its entirety to read as follows:
“3.3    Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 2,500,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000.”
2.Effective as of the date hereof, this Amendment shall be and is hereby incorporated in and forms a part of the Plan.
3.Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Tilly’s, Inc. on February 26, 2026

Executed on this 26th day of February, 2026.

/s/ Michael L. Henry
Michael L. Henry
Executive Vice President, Chief Financial Officer